Exhibit 10.24H

FOIA CONFIDENTIAL TREATMENT REQUEST

CSG SYSTEMS INTERNATIONAL, INC.

SIXTY-FIRST AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Sixty-first Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”). CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date (as defined below):

1.	TWC hereby requests and CSG has agreed to provide its Customer Intelligence—Intelligent Accounts Receivables (“Intelligent AR”) service for the following TWC systems/principals (“SPAs”) only: *********; *********; *********; *********; *********; ********* and ********* (collectively, for purposes of this Amendment, the “**** Region SPAs”). CSG Intelligent AR is a service bureau offering that leverages Connected Subscriber behavior data of TWC and applicable Participating Affiliates and will allow TWC and such Participating Affiliates to develop insight, through the use of data mining and predictive models, and make that insight actionable to TWC and such Participating Affiliates through the use of native integration of such information with CSG’s Products and Services provided to TWC and such Participating Affiliates. The Intelligent AR service is offered through pre-packaged solutions but can also be configured to support specific TWC and/or Participating Affiliate requirements. The Intelligent AR includes the infrastructure and processes required to develop and maintain historical behavior information of TWC and Participating Affiliate Subscribers and provide predictive subscriber analytics, pre-integrated with CSG’s customer care and billing solutions.

a)	As a result, Schedule C, “Basic Services and Additional Services and Associated Exhibits,” of the Agreement is modified by adding the following to the Section entitled “Additional Services”:

Customer Intelligence - Intelligent Accounts Receivables (Intelligent AR)

b)	As a result, Schedule C, Basic Services and Additional Services and Associated Exhibits,” of the Agreement is modified by adding the following to the section entitled “Services Description”:

Customer Intelligence - Intelligent Accounts Receivables - CSG’s Intelligent Accounts Receivables (“Intelligent AR”) is an offering by which CSG will perform behavior analytics and predictive models on Customer’s Connected Subscribers’ payment behavior data which will then enable Customer to configure and classify payment groups of Connected Subscribers and treatment paths based on such predictive behavior analytics. The payment group data will be updated daily and integrated with CSG’s Enhanced Accounts Receivables (“EAR”). As a result, Customer will have the ability to leverage the resulting payment group classification information to target collections strategies and utilize resources more appropriately.

FOIA CONFIDENTIAL TREATMENT REQUEST

CSG SYSTEMS INTERNATIONAL, INC.

c)	As a result, Schedule F, “Fees,” of the Agreement shall be amended to include the following fees:

Description of Item/Unit of Measure	Frequency	Fee
Intelligent Accounts Receivable (Note 1) (Note 2)
1. Implementation Fee (per request) (Note 1)	*** ****		*****
2. Intelligent AR Support Services (Note 2) (Note 4)	*******	$	*********
3. Additional Capacity Fee (Note 3) (Note 4)	*******	$	********

Note 1: The parties agree to execute a separate Statement of Work for implementation of Intelligent AR services in the **** Region SPAs (CSG document no. *******). The fees provided herein are only applicable to the **** Region SPAs and any additional SPAs shall be subject to such fees to be negotiated by the Parties pursuant to a subsequent amendment to the Agreement and Statement of Work.

Note 2: CSG shall provide Support Services for the Intelligent AR, and problems shall be reported and resolved, in accordance with the priority levels set forth in Section II. of Schedule H of the Agreement. Support Services shall commence after implementation of Intelligent AR as contemplated in Note 1 above. Support Services shall include up to ******-**** **** ***** per month of analytics support (“Analytics Support”). Analytics Support shall consist of Customer business requirement updates to the modeling analysis and data analytics direct support. Analytics Support in excess of the *********** **** hours per month shall be billed at TWC’s then current hourly rate for Technical Services. CSG shall notify TWC when ****** ******* ***** of the Analytics Support hours have been exhausted in any given month. Following the first anniversary date after implementation of Intelligent AR as contemplated in Note 1 above, this Support Services Fee is subject to increase pursuant to Section 5.4 of the Agreement.

Note 3: Initial capacity includes up to **** ******* *********** Connected Subscribers; additional Capacity Fee of $******* ******* Rate for incremental capacity of **** ******* ******** ********* Connected Subscribers (i.e., for ********* ** ** ********* Connected Subscribers, the recurring fees will be the specified Support Services Fee plus $******** per month) which shall be invoiced in arrears, pursuant to Article 5.2 of the Agreement, based on Intelligent AR service provided by CSG for the prior ******** *****. Following the first anniversary date after implementation of Intelligent AR as contemplated in Note 1 above, this Additional Capacity Fee is subject to increase pursuant to Section 5.4 of the Agreement.

Note 4: CSG agrees to separately invoice up to three (3) Participating Affiliates, as designated by TWC, for the ******* fees set forth above on such allocation basis as designated by TWC. Notwithstanding the foregoing, TWC may change the Participating Affiliates to be invoiced by CSG for such ******* fees with at least ***** **** ****’ prior notice (e-mail is acceptable) to CSG; provided, however, that the aggregate equals the ******* fees set forth above. TWC and CSG acknowledge and agree that regardless of which Participating Affiliate is invoiced, TWC shall at all times be responsible for any amounts due and owing hereunder.

d) Schedule L, Disaster Recovery Plan, of the Agreement is amended to add Intelligent AR under the MARC III classification.

2.	For avoidance of doubt, any and all analysis, scores, reports, records or data created, derived, compiled or added by CSG to any Customer Data of TWC and/or any Participating Affiliate in connection with the Intelligent AR service, in each case, irrespective of the form, is the exclusive property and Confidential Information of TWC (the “TWC Data”) and deemed to be Customer Data under the Agreement. In no event shall CSG retain, store and/or supplement any of its databases with any such TWC Data, in whole or in part, except in connection with any CSG Products and Services provided to TWC and Participating Affiliates, nor shall CSG utilize any external information and/or any databases of any third party for purposes of providing the Intelligent AR service or share any such TWC Data with any third parties without obtaining the prior written consent of TWC, signed by an authorized officer of TWC. Upon expiration or termination of the Agreement, including any Termination Assistance Period, CSG shall include all TWC Data for the then current past six (6) months from the date of such expiration or termination for West Region SPAs identified in any Deconversion Notice.

3.	For avoidance of doubt, Participating Affiliates may use and receive the Intelligent AR service without incurring any additional fees hereunder to the extent any such Participating Affiliate’s use and receipt of the Intelligent AR service is in connection with one or more of the West Region SPAs, without any requirement that such Intelligent AR service be set forth in any such Participating Affiliate’s Affiliate Addendum. In addition to TWC’s termination rights set forth in Article 6 of the Agreement, TWC shall also have the right to terminate any Participating Affiliate’s use or receipt of the Intelligent AR service, if applicable, for convenience, without notice to CSG, subject, however, to Note 4 in Section 1(c) above, and TWC may terminate the Intelligent AR service in its entirety upon at least thirty (30) days’ prior written notice to CSG upon which all Intelligent AR service Monthly fees shall cease.

FOIA CONFIDENTIAL TREATMENT REQUEST

CSG SYSTEMS INTERNATIONAL, INC.

This Amendment is executed and effective as of the day and year last signed below (“Effective Date”).

time warner cable inc. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)

By: /s/ Frank Boncimino	By: /s/ Michael J. Henderson

Name: Frank Boncimino	Name: Michael J. Henderson

Title: SVP, Chief Information Officer	Title: EVP Sales & Marketing

Date: June 25, 2012	Date: 6/29/12